Income Tax - Effective Income Tax Rate Continuing Operations Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Tax benefit at federal statutory rate	$ (10,022)	$ (12,572)
Non-deductible compensation	449	777
State tax, net of federal benefit	(499)	(345)
Valuation allowance	9,666	11,674
Other	$ 406	$ 466